UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

April 16, 2013

Date of report (Date of earliest event reported)

PIPER JAFFRAY COMPANIES

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-31720	30-0168701
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

800 Nicollet Mall, Suite 800 Minneapolis, Minnesota	55402
(Address of Principal Executive Offices)	(Zip Code)

(612) 303-6000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

On April 16, 2013, Piper Jaffray Companies, a Delaware corporation (the “Company”) and certain wholly-owned subsidiaries entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Seattle-Northwest Securities Corporation, a Washington corporation (“SNW”) and related parties of SNW, pursuant to which the Company will acquire SNW.  SNW is a Seattle-based investment bank and broker-dealer focused on public finance in the Northwest region.  The Merger Agreement provides that at the time of closing all issued and outstanding shares of capital stock of SNW will be converted into the right to receive an aggregate amount of $21 million in cash, subject to adjustment based on SNW’s net tangible book value at closing.

The Merger is expected to close in the third quarter of 2013, subject to satisfaction of certain closing conditions, including shareholder approval of SNW, regulatory approvals, and other customary closing conditions.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached as Exhibit 2.1 to this Current Report on Form 8-K.

Item 7.01. Regulation FD Disclosure.

On April 17, 2013, the Company issued a press release announcing the Merger Agreement. This press release is furnished as Exhibit 99.1 hereto.  Furnished as Exhibit 99.2 hereto is information relating to a publicly available presentation by the Company’s management.  The information contained in Exhibit 99.1 and Exhibit 99.2 is being furnished pursuant to Item 7.01 of this Current Report on Form 8-K, and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under Section 18.  Furthermore, the information contained in Exhibit 99.1 and Exhibit 99.2 shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01. Financial Statements and Exhibits.

(d)           Exhibits.

2.1                               Agreement and Plan of Merger dated April 16, 2013 among Piper Jaffray Companies, Piper Jaffray & Co., Piper Jaffray Newco Inc., Seattle-Northwest Securities Corporation and Karl Leaverton, as representative of the shareholders (excluding schedules and exhibits, which the registrant agrees to furnish supplementally to the Securities and Exchange Commission upon request)

99.1                        Press Release dated April 17, 2013

99.2                        Presentation Materials

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIPER JAFFRAY COMPANIES

Date: April 17, 2013	By	/s/ Debbra L. Schoneman
Debbra L. Schoneman
Chief Financial Officer

EXHIBIT INDEX

No.	Description
2.1

Agreement and Plan of Merger dated April 16, 2013 among Piper Jaffray Companies, Piper Jaffray & Co., Piper Jaffray Newco Inc., Seattle-Northwest Securities Corporation and Karl Leaverton, as representative of the shareholders (excluding schedules and exhibits, which the registrant agrees to furnish supplementally to the Securities and Exchange Commission upon request).

99.1	Press Release dated April 17, 2013.
99.2	Presentation Materials